Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Franklin Street Properties Corp. (the "Company") for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, George J. Carter, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

            (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date:  March 12, 2004                    /s/ George J. Carter
                                         ------------------------
                                         George J. Carter
                                         President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Franklin Street Properties Corp. and will be retained by Franklin Street Properties Corp. and furnished to the Securities and Exchange Commission or its staff upon request.